                                                                    EXHIBIT 23.2


                             CONSENT OF KPMG LLP


The Board of Directors
Paper Warehouse, Inc.

We consent to the use of our report incorporated herein by reference.

                                       KPMG LLP

                                       /s/ KPMG LLP

Minneapolis, Minnesota
April 27, 2000